FORUM FUNDS
                                THE ADVOCACY FUND

                        Supplement Dated January 16, 2003
                      to Prospectus Dated November 1, 2002

Effective January 16, 2003, Forum Funds (the "Trust") ceased publicly offering shares of The Advocacy Fund (the "Fund"), a series of the Trust. The Fund is expected to cease operations on or about February 27, 2003. Shareholders may continue to exercise the systematic investment privileges and exchange privileges of the Fund until the Fund ceases operations on February 27, 2003.